EXHIBIT 99.1

Unaudited Pro Forma Financial Information as of and for the Year Ended
June 30, 2010 and for the year ended June 30, 2009

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

On November 8, 2010, Media Sciences, Inc. (“Media Sciences”), a subsidiary of Media Sciences International, Inc., entered into an asset purchase agreement with Katun Corporation and one of its Subsidiaries (“Katun”) pursuant to which Media Sciences sold to Katun its toner business and all of its related assets for approximately $11 million in cash.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 is presented as if the transaction had occurred as of that date. The unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2010 and for the year ended June 30, 2009 are presented as if the transaction had occurred at the beginning of each period.

The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present the Media Sciences International, Inc. and subsidiaries pro forma results of operations and financial position in accordance with Article 11 of Securities and Exchange Commission Regulation S-X and are based upon available information and certain assumptions considered reasonable under the circumstances.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Media Sciences International, Inc. and Subsidiaries’ consolidated financial statements and notes thereto included in Media Sciences International, Inc. and Subsidiaries Annual Report on Form 10-K for the period ended June 30, 2010.

The unaudited pro forma condensed consolidated financial information is for informational purposes only and may not necessarily be indicative of what Media Sciences International, Inc. and Subsidiaries results of operations or financial position for any future period or date. The pro forma adjustments are based upon available information and certain assumptions that Media Sciences International, Inc. and Subsidiaries believes are reasonable under circumstances. The actual amounts could differ.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

	As of June 30, 2010
ASSETS	Historical	Adjustments		Pro forma
CURRENT ASSETS:
Cash and cash equivalents	$317,611	$9,262,500	A	$9,580,111
Accounts receivable, net	2,674,918			2,674,918
Inventories, net	5,476,041	(4,483,647)	C	992,394
Taxes receivable	50,506			50,506
Prepaid expenses and other current assets	244,841			244,841
Total Current Assets	8,763,917	4,778,853		13,542,770

PROPERTY AND EQUIPMENT, NET	1,852,131	(826,870)	C	1,025,261

OTHER ASSETS:
Goodwill and other intangible assets, net	3,584,231	(2,464,000)	D	1,120,231
Restricted Cash	–	1,100,000	B	1,100,000
Other assets	85,984			85,984
Total Other Assets	3,670,215	(1,364,000)		2,306,215

TOTAL ASSETS	$14,286,263	$2,587,983		$16,874,246

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$1,201,154			$1,201,154
Accrued compensation and benefits	555,136			555,136
Other accrued expenses and current liabilities	443,641			443,641
Accrued product warranty costs	432,548			432,548
Deferred rent liability	28,493			28,493
Deferred revenue	20,097			20,097
Total Current Liabilities	2,681,069			2,681,069

OTHER LIABILITIES:
Long-term debt, less current maturities	2,340,863			2,340,863
Deferred rent liability	29,517			29,517
10% subordinated debt, net of discount of $255,376 in 2010 and $401,830 in 2009	994,624			994,624
Deferred tax liabilities	904,922			904,922
Total Other Liabilities	4,269,926			4,269,926

TOTAL LIABILITIES	$6,950,995			$6,950,995

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
Preferred Stock, $.001 par value
Authorized 5,000,000 shares; none issued	–			–
Common Stock, $.001 par value 25,000,000 shares authorized;
issued and outstanding, respectively, 13,292,374 and 12,699,914 shares in 2010 and 12,397,757 and 11,771,966 shares in 2009	12,700			12,700
Additional paid-in capital	13,277,405			13,277,405
Accumulated other comprehensive income	1,402			1,402
Accumulated deficit	(5,956,239)	2,587,983	E	(3,368,256)
Total Shareholders' Equity	7,335,268	2,587,983		9,923,251

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$14,286,263	$2,587,983		$16,874,246

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Year Ended June 30, 2010
	Historical	Adjustments		Pro forma

NET REVENUES	$21,941,931	$(13,835,757)	F		$8,106,174

COST OF GOODS SOLD:	13,333,954	(7,687,330)	G		5,646,624
GROSS PROFIT	8,607,977	(6,148,427)			2,459,550

OTHER COSTS AND EXPENSES:
Research and development	1,324,616				1,324,616
Selling, general and administrative, excluding depreciation and amortization	8,452,747				8,452,747
Depreciation and amortization	227,642				227,642
Total other costs and expenses	10,005,005				10,005,005

LOSS FROM OPERATIONS	(1,397,028)	(6,148,427)			(7,545,455)

Other income	212,707				212,707
Interest expense	(351,730)				(351,730)
Interest income	145				145
Loss on change in fair value of warrant liabilities	(38)				(38)
Amortization of debt discount on convertible debt	(146,453)				(146,453)

LOSS BEFORE INCOME TAXES	(1,682,397)	(6,148,427)			(7,830,824)
(Provision) benefit for income taxes	(1,936,415)				(1,936,415)

NET LOSS	$(3,618,812)	$(6,148,427)			$(9,767,239)

LOSS PER SHARE
Basic	$(0.30)			$	(0.80)
Diluted	$(0.30)			$	(0.80)

WEIGHTED AVERAGE SHARES USED TO COMPUTE LOSS PER SHARE
Basic and diluted	12,192,419				12,192,419

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Year ended June 30, 2009
	Historical	Adjustments		Pro forma

NET REVENUES	$21,718,141	$(12,966,742)	F	$8,751,399

COST OF GOODS SOLD:	12,823,251	(7,434,394)	G	5,388,857
GROSS PROFIT	8,894,890	(5,532,348)		3,365,542

OTHER COSTS AND EXPENSES:
Research and development	1,359,270			1,359,270
Selling, general and administrative, excluding depreciation and amortization	9,163,416			9,163,416
Depreciation and amortization	359,040			359,040
Impairment charge	1,009,088			1,009,088
Litigation settlement	(1,500,000)			(1,500,000)
Total other costs and expenses	10,390,814			10,390,814

LOSS FROM OPERATIONS	(1,495,924)	(5,532,348)		(7,028,272)

Interest expense	(273,169)			(273,169)
Interest income	3,039			3,039
Amortization of debt discount on convertible debt	(84,785)			(84,785)

LOSS BEFORE INCOME TAXES	(1,850,839)	(5,532,348)		(7,383,187)
Benefit for income taxes	(175,566)	(524,785)	H	(700,351)

NET LOSS	$(1,675,273)	$(5,007,563)		$(6,682,836)

LOSS PER SHARE
Basic	$(0.14)			$(0.57)
Diluted	$(0.14)			$(0.57)

WEIGHTED AVERAGE SHARES USED TO COMPUTE LOSS PER SHARE
Basic and diluted	11,727,175			11,727,175

Notes to Pro Forma Condensed Consolidated Financial Statements

Basis of Presentation

The unaudited pro forma condensed consolidated financial statements present financial information for Media Sciences International, Inc. giving effect to the sale of its toner business to Katun Corp. and one of its Subsidiaries (“Katun”) for approximately $11 million in cash which was effective as of November 8, 2010. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 is presented as if the transaction occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the years ended June 30, 2009 and June 30, 2010 are presented as if the transaction had occurred at the beginning of each period, respectively.

Unaudited Pro Forma Condensed Consolidated Financial Adjustments:

A)	This pro forma adjustment reflects proceeds from the sale to Katun.
B)	This pro forma adjustment reflects the establishment of the escrow account as contemplated in the agreement.
C)	This pro forma adjustment removes the inventory and fixed assets that were sold to Katun.
D)	This adjustment reflects the elimination of the goodwill associated with the toner business.
E)
This adjustment reflects the gain on the sale of the assets to Katun net of the right off of the goodwill and approximately$680 thousand of transaction costs. These costs are reflected in the unaudited pro forma condensed consolidated balance sheet, but are not reflected in the unaudited pro forma condensed consolidated statements of operations included herein since these adjustments are non recurring and directly attributable to the transaction.

F)	These adjustments reflect the elimination of revenue in connection with the toner business.
G)	These adjustments reflect the elimination of the cost of goods sold for toner related products.
H)
This adjustment reflects the tax effect of pro forma adjustments at the effective tax rate for 2009. No adjustment was required in 2010 because of the establishment of a 100% valuation allowance by the Company during that year.